UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2005

Language Line Holdings, Inc.

(Exact Name of Registrant As Specified In Charter)

Delaware	333-118754	20-0997806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lower Ragsdale Drive

Monterey, CA 93940

(Address of Principal Executive Offices, including Zip Code)

(877) 886-3885

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 31, 2005, Language Line Holdings, Inc. (“LLHI”), filed a Form 8-K which furnished a copy of LLHI’s press release announcing its financial results for the period ended December 31, 2004 and the fiscal year ended December 31, 2004. This Amendment is being filed to correct certain of the numbers contained in the copy of the press release which was furnished as Exhibit 99.1 to the report on Form 8-K filed on March 31, 2005. A copy of the amended Exhibit is furnished as Exhibit 99.1 to this report on Form 8-K/A.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Language Line Holdings, Inc.
(Registrant)

/s/ Matthew T. Gibbs II
Date: April 1, 2005	Matthew T. Gibbs II
Chief Financial Officer and Director

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